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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 26, 2002



                                       ZAP
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                            (FORMERLY ZAPWORLD.COM)
             (Exact name of Registrant as specified in its charter)



         CALIFORNIA                  0-303000                   94-3210624
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(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)

                                117 MORRIS STREET
                              SEBASTOPOL, CA, 95472
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (707) 824-4150
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               Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS
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On October 26, 2002 , Steven M. Schneider was elected the Chief Executive
Officer of ZAP by the Company's Board of Directors. In addition, Gary Starr, the former Chief Executive Officer of ZAP was named as the Chairman of the Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     Exhibit No.        Description
     -----------        -----------

        99.1            Press Release announcing the appointment of Steven M.
                        Schneider as ZAP's new Chief Executive Officer. Former Chief Executive Officer, Gary Starr was named the Chairman of the Board.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 30, 2002

ZAP

BY:

/s/ Steven M. Schneider
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Steven M. Schneider, Director / Chief Executive Officer